Exhibit 99.1

Building a Leading CNS Biopharma Investor Relations Day October 2013 NASDAQ: AVNR

Welcome Ian Clements, PhD Senior Director, IR & Corporate Communications

Forward-looking Statement Except for the historical information contained herein, the matters set forth in this press release, including statements regarding Avanir’s plans, potential opportunities, financial or other expectations, projections, goals, objectives, milestones, strategies, market growth, timelines, legal matters, product pipeline, clinical studies, product development and the potential benefits of its commercialized products and products under development are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with Avanir’s operating performance and financial position, joint ventures, collaborations and partnerships with third parties, market size, market share, commercial viability, market demand for and acceptance of Avanir’s products domestically and internationally, research, development and commercialization of new products domestically and internationally, reliance upon the collaborative efforts of others, competition domestically and internationally, the success of external business-development activities, intellectual property rights, government regulation, obtaining and maintaining regulatory approvals domestically and internationally, government investigations, litigation, including, but not limited to Avanir’s ability to obtain, maintain, and protect its patents and other intellectual property both domestically and internationally, the occurrence of adverse safety events, delay or failure to gain acceptance by the medical field domestically and internationally, dependence on third parties for supply, manufacturing and distribution, delay or failure to adequately build or maintain the necessary sales, marketing, supply chain management and reimbursement capabilities on our own or enter into arrangements with third parties to perform these functions in a timely manner or on acceptable terms, and other risks detailed from time to time in the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this press release. 3

Agenda Registration/Lunch Welcome Ian Clements, PhD Vision Keith Katkin Robust PBA Franchise Rohan Palekar NUEDEXTA & PBA Clinical Experience Gus Alva, MD The Rich Pharmacology of DM Joao Siffert, MD DM Potential Future Indications Joao Siffert, MD/Rohan Palekar AVP-825: A Potential New Migraine Therapy Joao Siffert, MD/Rohan Palekar The Evolution for Treatment of Migraine Roger Cady, MD Summary Keith Katkin Q&A All Closing Remarks 4

The Vision Keith Katkin CEO & President

Avanir: A Leading Specialty BioPharma NUEDEXTA® in Pseudobulbar Affect (PBA) Large market with a high unmet medical need ■ First and only FDA & EMA approved therapy for PBA Robust and growing revenues Broad Development Pipeline Across Three Assets Pain: MS pain, DPN pain, migraine, many others Mood/Behavior: Agitation in AD, autism, depression Movement Disorders: Dyskinesia/chorea, spasticity Building a Sustainable Leading BioPharma Demonstrated commercial success Broad development pipeline Infrastr

2013: A Break-Out Year for Avanir REGULATORY: CLINICAL: 1. AVP-786 FDA Fast Path 1. MS Pain 2. NUEDEXTA EU Approval 2. AD Agitation 3. PD Dyskinesia 4. PBA Registry PRISM 2 Estimates for fiscal year ending Sep 30, 2013; Cash used excludes $20m Optinose payment 7

A Promising Future GROWING REVENUES (Gross run-rate ~ $110 million) 1 APPROVED PRODUCT +1 Potential New Approved Product (CY2014) (potential in the $100s of millions) STUDIES IN 4 POTENTIAL NEW INDICATIONS (potential in the $ billions) LONGEVITY OF FRANCHISE (exclusivity to 2030+ with AVP-786) 8

Growing NUEDEXTA® Franchise 30 20 10 0 FY11 FY12 FY13 Numbers for fiscal year ending Sep 30, 2013 are approximate; FY12 vs. FY13 growth approximate 9

Dextromethorphan—Rich Pharmacology Dextromethorphan provides a unique multimodal pharmacological approach that combines key features of approved therapies for: Mood Disorders / Depression Neuropathic Pain AD/Dementia Movement Disorders Other Behavior / Neuropsychiatric Disorders Page10

Business Development Strategy 2012 2013 TRANSACTION TRANSACTIONS FUTURE “LIFECYCLE” “COMMERCIAL” TRANSACTIONS License for License for NDA- ■ Leverage next-generation ready migraine drug commercial ✓ DM compounds ✓ (AVP-825) infrastructure (AVP-786) ■ Expand pipeline Co-promote of Januvia diabetes ✓ franchise in institutional setting 11

Broad Pipeline—Today PRE-CLIN PHASE 1 PHASE 2 PHASE 3 FILED MARKET AVANIR PROGRAMS AVP-923 Pseudobulbar Affect Neuropathic Pain (MS) Data Q4CY13 Agitation (Alzheimer’s) Data H2CY14 Dyskinesia (Parkinson’s) Data H2CY14 AVP-786 Various Indications AVP-825 Migraine NDA filing Q1CY14 INVESTIGATOR PROGRAMS AVP-923 Treatment-Resistant Depression Behavior Symptoms (Autism) Bulbar Function (ALS) 12

Strong Patent Estate Last to Expire (U.S. / Europe) • 3 in U.S. NUEDEXTA • 1 in Europe 2026 / 2023 • 1 in U.S. AVP-786 • 1 in Europe 2030 / 2028 AVP-825 • 4 in U.S. 2023

Today’s Speakers Rohan Palekar Chief Commercial Officer, Avanir Pharmaceuticals Market Opportunities Joao Siffert, M.D.—Neurologist Chief Scientific Officer, Avanir Pharmaceuticals Pipeline Programs Gus Alva, M.D.—Geriatric Psychiatrist Medical Director, ATP Clinical Research (Orange County, CA) Geriatric Care Roger Cady, M.D.—Family Practice & Headache Medicine Medical Director, Headache Care Center (Springfield, MO) Migraine Headache

Robust PBA Franchise Rohan Palekar Chief Commercial Officer

Significant Opportunity with the PBA Franchise Strong Foundation Large Unmet Opportunity Highly Efficacious & Safe Product 16

Growing NUEDEXTA® Franchise [Graphic Appears Here] 1,000,000 750,000 500,000 250,000 0 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Nov-12 Feb-13 May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Dec-14 Source: IMS Health Monthly NPA (National Prescription Audit) 17

PBA is a Prevalent Disorder: PRISM Registry [Graphic Appears Here] 5000+ Compelling sample size in Results community setting with consistent with patients with brain past data disease/injury http://www.plosone.org/article/info%3Adoi%2F10.1371%2Fjournal.pone.0072232 18

PBA: A Large Market with a High Unmet Need [Graphic Appears Here] Patients with key neurological disorders: 18 million Patients with moderate-severe PBA (9.3%)*: ~1.8 million ~4.8k ~48k ~55k ~470k ~396k ~820k 12% 12% 5.5% 9.4% 6.6% 16.4% Based on PRISM Registry data; Brooks et al. PLOS One, August 2013(8). www.plosone.org

Large Unmet Opportunity Remains in PBA PBA Prevalent populations:* [Graphic Appears Here] * Patients with moderate-to-severe PBA, approximate 20

NUEDEXTA Impact on PBA Patient 21

Continuing to Grow the PBA Opportunity… Strategy Key Tactics PBA Awareness & Diagnosis • 152 Sales Representatives—80 Institutional—72 Retail • PBA Education & Screening Physician Adoption • NUEDEXTA Clinical Sell Patient Access • Contracting (75% Lives Covered) • Patient Assistance Programs • PBA DTC Campaign Patient & Caregiver Activation • Database Marketing 22

PRISM II: Real World Treatment of PBA with NUEDEXTA Patient Population Patients with Stroke, Dementia and TBI with PBA in community setting Study Endpoints Impact on PBA episodes: Episode Count and CNS-LS* scale Quality of Life: Visual Analog Scale Overall Medication Impact: Clinician and Patient Global Impression; Patient satisfaction Disease Specific Exploratory Outcomes: Dementia: Cognition Stroke: Stroke Impact TBI: Neurofunctioning Data Due: H1 CY2014 *The CNS-LS has not been validated in stroke, dementia and/or TBI 23

Gus Alva, MD Experience with NUEDEXTA for PBA

The Rich Pharmacology of Dextromethorphan Joao Siffert, MD Chief Scientific Officer

DM Binds to Key Receptors in the CNS

DEXTROMETHORPHAN



NMDA Receptor Antagonist

Low affinity (Ki = 1500 nM)[1,2]

Sigma-1 Receptor Agonist

(Ki = 200 nM)[3-5]

Serotonin Reuptake Inhibitor

(Ki = 40 nM)

Norepinephrine Reuptake Inhibitor

(Ki = 240 nM for inhibition of uptake; 13 μM for inhibition of binding)[6-9]

1. Netzer R, et al. *Eur J Pharmacol*. 1993;238(2-3):209-16; 2. Jaffe DB, et al. *Neurosci Lett*. 1989;105:227-32; 3. Zhou GZ, et al. *Eur J Pharmacol*.1991;206:261-9; 4. Maurice T, et al. *Brain Res Brain Res Rev*. 2001;37:116 -32; 5. Cobos EJ, et al. *Curr Neuropharmacol*. 2008;6:344-66; 6. Gillman PK, et al. *Br J Anaesth*.2005;95:434-41; 7. Meoni P, et al. *Br J Pharmacol*. 1997;120(7):1255-62; 8. Codd EE, et al. *JPET*. 1995:274;1263-70; 9. Su TP, et al. *Trends Pharmacol Sci*.2010;31(12):557-66;10. Maurice T, et al. *Pharmacol Ther*. 2009;124(2):195-206; 11. Carpenter CL, et al. *Brain Res*. 1988;439:372-5.

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Potential Therapeutic Applications of DM Pharmacology NMDA Serotonin Sigma-1 Norepinephrine Receptor Reuptake Receptor Reuptake Antagonist Inhibitor Agonist Inhibitor Alzheimer’s Depression Depression Depression Cognition Anxiety Anxiety Cognition Parkinson’s PTSD Pain Movement Disorder Depression Impulse Control ADHD Pain Disorder Panic OCD [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Memantine Escitalopram Duloxetine Fluvoxamine Ketamine Sertraline Venlafaxine Donepezil Amantadine Fluoxetine Atomoxetine 27

Dextromethorphan (DM) Non-opiate, semi-synthetic derivative of morphinan compou Identified in the 1950’s while lo for a non-addictive substitute f codeine Approved as prescription antitus drug in 1954 Changed to OTC in 1958 Limitation: rapidly metabolized CYP2D6 to dextrorphan (DX) [Graphic Appears Here] Steinberg GK, et al. J Neurosurg. 1996;84(5):860-866 28

Overcoming the DM Limitation… NUEDEXTA Approved in US (2010) and EU (2013) PHARMACOKINETICS OF DM 600 h/ml) 500 400 of DM (ng * 300 AUC 200 100 0 [Graphic Appears Here] AUC: area under the curve. 1. Steinberg GK, et al. J Neurosurg. 1996;84(5):860-866; 2. NUEDEXTA® (dextromethorphan HBr and quinidine sulfate) Capsules [prescribing information]. Aliso Viejo, CA: Avanir Pharmaceuticals, Inc.; 2010; 3. Pope LE, et al. J Clin Pharmacol. 2004;44(10):1132-1142; 4. Data on file: STAR trial. Aliso Viejo, CA: Avanir Pharmaceuticals, Inc.; 2009. 29

Next Generation Pipeline Asset Deuterated Dextromethorphan

Deuterated DM (AVP-786) in Development Metabolically labile hydrogen atoms (methoxy and N-methyl) replaced with deuterium Intrinsic pharmacology and toxicology remain unchanged, but The molecule is metabolized at a reduced rate Potential advantages Pharmacological similarities with DM allow a faster development path Pharmacokinetic advantages over DM can reduce need for a metabolic inhibitor and thus reduce potential of drug interactions As a novel compound, it has a long patent protection [Graphic Appears Here] 31

Pharmacokinetic Profile of AVP-786 AVP-786 Requires Significantly Less Quinidine to Achieve Plasma Concentrations Comparable to DM in Humans 32

DM Potential Future Indications: Commercial Opportunities & Scientific Rationale Joao Siffert, MD—Chief Scientific Officer Rohan Palekar—Chief Commercial Officer

Broad & Deep Future Potential Indications Pain Refractory DPNP, Pain Behavioral Disruption/ PBA, Agitation in AD Emotional Liability Mood Disorders Treatment Resistant MDD Movement Disorders/Other PD-LID, Cognition 34

Neuropathic Pain The Potential Commercial Opportunity 35

Opportunity in Pain Management Dextromethorphan may offer a benefit in many pain states Cancer Pain Central Pain in MS Chemo-induced Neuro Pain Refractory Diabetic Peripheral Fibromyalgia Low Back Pain Neuropathic Pain (DPNP) Post-Herpetic Pain Post-operative neuropathic pain HIV Pain Significant unmet needs representing large business opportunities Key considerations for future development Size of market and unmet need Scientific rationale and clinical evidence; development and regulatory path Competitive landscape Intellectual property 36

Another Option for Refractory Diabetic Peripheral Neuropathic Pain (DPNP) [Graphic Appears Here] High prevalence disorder Current therapies have challenges High # of inadequate/partial responders Safety and dosing limitations High morbidity Therapies with new MOAs Therapies that offer benefits over SOC Improved safety & tolerability Improved QOL / reduction in morbidities There are a subset of patients who simply do “not respond to currently available medications “ and/or have intolerable side effects.—Key Expert Source: Physician Market Research 37

DM Has Potential to Offer Unique Solution for Patients DM Offers a Compelling Proposition… Need for ■ Unique Pharmacological Profile New Pain—Impacts Multiple Receptors Medication ■ Clinical Profile—Promising Efficacy—Potential Safety/Tolerability Benefit—Dosing Preference ■ Differentiated Pain medication Physician—Non-narcotic Adoption/Payer—Non-addictive Acceptance—Non-sedating Development Opportunity in Refractory patients or as adjuvant therapy 38

DPNP Commercial Opportunity (U.S.) [Graphic Appears Here]

Sources: CDC-Diabetes Fact Sheet, IDF Diabetes Atlas; Veves, Pain Med. 2008;9(6):660-74; Daousi et al., Diabetes Med. 2004 Sep; 21(9); Bril et al., Neurology 2011;76:1-1; Freynhagen et al., Pain, 2005;115;254-263; Diabetes Care, July 2008;31(7):1448-1454; Patient numbers are approximate 39

Neuropathic Pain Scientific Rationale

Neuropathic Pain Rationale—Pharmacology NMDA Serotonin Receptor Reuptake Antagonist Inhibitor Sigma-1 repinephrine Receptor Reuptake Agonist Inhibitor [Graphic Appears Here] 41

Neuropathic Pain Rationale: Controlled Clinical Data Clinical Studies with DM Four Avanir-sponsored potential efficacy of AVP-923 in pain studies demonstrated DPN Pain studies (PII & PIII) showed statistically significant Two studies in PBA efficacy of DM/Q in patients showed relieving pain, statistically significant improving function pain improvement and sleep disturbance and improvement of the SF-36 domain of “bodily pain” Panitch; Pioro; Shaibani; and Avanir, data on file. Data from studies in PBA were post-hoc analysis. AVP-923 is an investigational product not approved for the treatment of pain 42

AVP-923 Efficacy in Phase III DPN Pain (N=379)

Consistent Efficacy across the primary and secondary endpoints

SCALE	DESCRIPTION	45/30 VS. PBO 30/30 VS. PBO
Pain Rating Scale (primary endpoint)	Rate pain over past 12 hours	$p < 0.0001$ $p < 0.0001$
Present Pain Intensity Scale	Describes patient's present pain intensity	$p < 0.0001$ $p = 0.0002$
Activity Rating Scale	Describes how pain interfered with patient's general activity during the last 24 hours	$p < 0.0001$ $p < 0.0001$
Sleep Rating Scale	Describes how pain interfered with patient's sleep during the last 24 hours	$p < 0.0001$ $p = 0.0001$
Pain Intensity Rating Scale	Amount of pain experienced in patient's lower extremities within previous 24 hours	$p = 0.029$ p = n / s
Pain Relief Rating Scale	Amount of pain relief in patient's lower extremities relative to end of washout	$p < 0.0002$ $p = 0.0083$
Peripheral Neuropathy QoL Instrument	Incorporates SF-36 plus additional relevant peripheral neuropathy questions	$p = 0.05$ $p = 0.08$

Avanir data on file (Study AVN-109); Shaibani A, et al. *Pain Med.* 2012;13(2): 243-54 AVP-923 is an investigational product and not FDA-approved.

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Study AVR-130 (PRIME): Phase II Trial of AVP-923 Central Neuropathic Pain in Multiple Sclerosis ■ Primary Endpoint—DM PK vs. Pain Relief ■ Secondary Endpoints—Fatigue Severity Scale—MS Impact Scale—Pittsburgh Sleep Quality Index—MS Neuropsychological Screening Randomize Questionnaire N ? 200—Beck Depression Inventory—Spasticity Scale—Patient Global Impression of Change (PGIC) ■ Additional Information—~ 65 global sites—Top-line data: Q4 CY2013 AVP-923-20 is approved in the US as NUEDEXTA for the treatment of PBA; AVP-923-30 is not approved in the US; AVP – 923 is not approved for the treatment of central neuropathic pain in MS [Graphic Appears Here] 44

[Graphic Appears Here] Behavioral Disturbances of Neurological Disease Agitation in Alzheimer’s Disease: The Potential Commercial Opportunity

A Potential Breakthrough for Agitation in Alzheimer’s Disease Agitation is major issue for physicians and caregivers ■ High disease morbidity AND ■ main reason for institutionalization ■ ■ Significant societal AND ■ economic burden ■ No FDA approved therapies; ■ limited development pipeline Market ready for new options and payers Low adoption hurdle – physician New MOA viewed very favorably Increased focus by FDA on AD co-morbidities AD and Large & growing market We do not have any medications that are “indicated specifically for agitation. None “ of the medications work particularly well.—Key Expert Source: Physician Market Research 46

DM Has Potential to Offer Unique Solution for Patients [Graphic Appears Here] Leverages Avanir’s presence in nursing homes and neurology/psych practices 47

Agitation in AD Commercial Opportunity (U.S.) [Graphic Appears Here] 1% = $115 million * ~80% of nursing home residents with dementia have agitation Sources: 2012 Alzheimer’s Disease Facts & Figures (Alzheimer’s Assoc.); Alzheimer’s Dement. 2011 Jan; 7(1):80-93; USPSTF, Screening for Dementia in Primary Care; Therapeutics Categories Outlook, Cowen & Co. October 2012; American Journal of Managed Care, 2011; Avanir Sep 2012; J. Rural Trop Public Health 2010, Vol. 9, p. 82-94; J. Gerontol Nurs. 2008 December; 34(12):8-17; Patient numbers are approximate. 48

Agitation in Alzheimer’s Disease Scientific Rationale 49

Agitation in AD Rationale—Pharmacology NMDA Serotonin Receptor Reuptake Antagonist Inhibitor Sigma-1 repinephrine Receptor Reuptake Agonist Inhibitor [Graphic Appears Here] 50

Improving Agitation/Aggression in PBA Patients NPI Agitation/Aggression in PBA Patients Treated with DM/Q [Graphic Appears Here] * P?0.05 for regression to evaluate does-related trend + STAR Analysis done of patients with agitation/aggression occurring once a week or more frequently at baseline The Neuropsychiatric Inventory (NPI) is a retrospective (to 1 month) caregiver–informant interview assessing the frequency and severity of 12 neuropsychiatric symptom domains. Data on file. AVP-923 is not approved for the treatment of agitation. 51

Study AVR-131: Phase II Trial of AVP-923 Treatment of Symptoms of Agitation in Alzheimer’s Disease Primary Endpoint Agitation/Aggression domain of Neuropsychiatric Inventory (NPI) Secondary Endpoints MMSE ADCS-ADL ADCS-CGIC ADAS-Cog Quality of Life-AD Cornell Depression Scale Caregiver Strain Index Additional Information Number of sites ~30 (US) Top-line data: H2 CY2014 AVP-923-20 is approved in the US as NUEDEXTA for the treatment of PBA; AVP-923-30 is not approved in the US; AVP – 923 is not approved for the treatment of agitation in Alzheimer’s Disease 52

Treatment Resistant Major Depressive Disorder (MDD): The Potential Commercial Opportunity

A Potential New Option for Treatment Resistant MDD Treatment resistant remains key challenge MDD Current therapies have challenges High number of non/inadequate responders Safety limitations Significant impact on patients, caregivers and society Few promising drugs in development ■ ■ PHYSICIANS will prescribe PAYERS will pay for: and Novel MOA (option to use adjuvant or monotherapy) Therapies offering: Clinical benefits over/in addition to SOC Benefit in social functioning / general health Significant percentage of non-responders have “ “significant impairment in their social occupation [and have] social isolation.—Key Expert Source: Physician Market Research 54

DM Has Potential to Offer Unique Solution for Patients Development opportunity as adjuvant therapy (1st / 2nd line failure) or monotherapy in true refractory patients 55

Treatment Resistant MDD Commercial Opportunity (U.S.) 15.7 million with Depression [Graphic Appears Here] 7 million patients in treatment 4.6 million patients refractory* to 1st line 2.3 million patients refractory* to multiple lines 1% = $165—$330 million Sources: http://nimh.nih.gov; CDC; J Affect Disord. 2012 Nov; Ronald M et al., Undiagnosed Depression, J Gen Intern Med. 2010; Treatment Resistant Depression – Am Fam Physician. 2009; Arch Gen Psychiatry, 2010;67(12):1265-1273; Teresa BG et al., Cost Burden of Treatment Resistance in Patients With Depression, Am J Manag Care 2010; STAR*D report, Am J Psychiatry 2006 * Refractory = non-responder or inadequate response; Patient numbers are approximate. 56

Treatment Resistant Major Depressive Disorder (MDD) Scientific Rationale

Treatment Resistant MDD Rationale—Pharmacology NMDA Serotonin Receptor Reuptake Antagonist Inhibitor Sigma-1 repinephrine Receptor Reuptake Agonist Inhibitor 58

Treatment Resistant MDD Rationale – Clinical

Improved Depressive Symptoms in PBA Patients treated with DM/Q

- The Beck Depression Inventory-II (BDI-II) was included as a secondary efficacy endpoint in the pivotal phase 3 trial in PBA patients
- Major depression excluded
- Among patients with baseline BDI-II scores >10, AVP-923 treatment was associated with a reduction in depression symptoms

Endpoint	AVP-923 30/10	AVP-923 20/10	Placebo	P Value 30/10 vs Placebo 20/10 vs Placebo
	(n=50)	(n=55)	(n=52)	
BDI-II	-3.36	-2.3	-1.1	0.065 0.378

- Among subset of patients with baseline BDI-II scores > 18, AVP-923 30/10 was associated with statistically significant improvement (p=0.03)

STAR Trial; Avanir data on file

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Next Steps for Clinical Development in Treatment Resistant MDD Initiate Phase II study H2 FY2014 Target population Patients with MDD that have insufficient response to conventional antidepressants Randomized, placebo controlled AVP-786 or placebo adjunctive to other antidepressants Standard efficacy and safety endpoints used in registration trials Powered to demonstrate statistical and clinically meaningful differences 60

[Graphic Appears Here]

DM Has Promise in Many Other CNS Disorders Mechanism of action, case reports and clinical observations provide scientific rationale for other promising development opportunities MOVEMENT DISORDERS COGNITIVE DISORDERS LID in Parkinson’s Alzheimer’s disease + other Huntington Chorea dementias Tardive Dyskinesia Other cognitive deficits Evidence: Evidence: MOA MOA Clinical Studies and Clinical observation Case reports Data from ongoing studies Ongoing Phase II Study 62

Broad & Deep Future Potential Indications Pain Refractory DPNP, Pain

Behavioral Disruption/ PBA, Agitation in AD

Emotional Liability

Mood Disorders Treatment Resistant MDD Movement Disorders/Other PD-LID, Cognition 63

AVP-825 Potential New Migraine Therapy

New Licensed Product [Graphic Appears Here] AVP-825 is an investigational drug-device combination product utilizing a novel Breath Powered intranasal technology to deliver a low-dose of sumatriptan powder. 65

Transformational Nasal Technology for Treatment of Migraine [Graphic Appears Here] Breath Powered technology allows ideal intranasal targeting: Powder is delivered deep in nasal cavity where absorption is optimal without post-nasal drip or delivery to lungs. Gamma-scintigraphy images from the same subject. Cumulative distribution during 32 minutes White areas: 20% more of the max intensity; Orange Areas: 0-20% of the max intensity; Green Areas: no deposition 66

PK Profile: AVP-825 Versus Traditional Nasal Spray [Graphic Appears Here] Time Post-Dose (hr) Sumatriptan plasma concentration-time profiles over the first 4 hours after administration of sumatriptan powder by the Breath-Powered device compared with the 20 mg nasal spray Source: Optinose Phase I data 67

AVP-825: Meaningful Efficacy and Onset of Action Headache relief begins to separate at 15 minutes, significant by 30 minutes: Large effect size explains significance despite modest sample size * 80 RELIEF 70 HEADACHE 60 50 WITH 40 SUBJECTS 30 20 OF 10% 0 [Graphic Appears Here] 0 10 20 30 40 50 60 70 80 90 100 110 120 TIME TO RELIEF IN MINUTES * P<.0.05 * Defined as reduction from moderate (Grade 2) or severe (Grade 3) pain to none (Grade 0) or mild (Grade1) pain Source: TARGET Phase III data 68

Limitations of Current Sumatriptan Formulations INJECTABLE ORAL NASAL SPRAY Injection site Slow onset of relief Inefficient pain/reactions Difficult for patients delivery/absorption Triptan sensations with nausea Nasal run-out/drip Nausea/vertigo 69

Roger Cady, MD The Evolution for Treatment of Migraine

AVP-825 – A Potential New Migraine Opportunity [Graphic Appears Here] Clinical profile may deliver on key unmet needs Large well-established market but high dissatisfaction—1% share of the triptan market is worth $50-65 million Peak revenue between $150-200 million AVP-825 is an investigational drug-device combination product utilizing a novel Breath Powered intranasal technology to deliver a low-dose of sumatriptan powder. 71

Keith Katkin President & CEO Summary

Avanir: A Leading Specialty BioPharma [Graphic Appears Here] [Graphic Appears Here] Broad Pipeline Four potential indications with significant market potential (Phase II data within 12 months) AVP-825 NDA Submission Q2 FY2014 AVP-786 IND Filing H2FY2014 73

Multiple Catalysts over Next 12 Months [Graphic Appears Here]

Avanir: A Leading Specialty BioPharma [Graphic Appears Here] [Graphic Appears Here] Broad Pipeline Four potential indications with significant market potential (Phase II data within 12 months) AVP-825 NDA Submission Q2 FY2014 AVP-786 IND Filing H2FY2014 75

Closing Remarks Keith Katkin President & CEO

A Promising Future GROWING REVENUES (Gross run-rate ~ $110 million) [Graphic Appears Here] 1 APPROVED PRODUCT +1 Potential New Approved Product (CY2014) (potential in the $100s of millions) STUDIES IN 4 POTENTIAL NEW INDICATIONS (potential in the $ billions) LONGEVITY OF FRANCHISE (exclusivity to 2030+ with AVP-786) 77

Important Information About NUEDEXTA NUEDEXTA is an innovative combination of two well-characterized components; dextromethorphan hydrobromide (20 mg), the ingredient active in the central nervous system, and quinidine sulfate (10 mg), a metabolic inhibitor enabling therapeutic dextromethorphan concentrations. NUEDEXTA acts on sigma-1 and NMDA receptors in the brain, although the mechanism by which NUEDEXTA exerts therapeutic effects in patients with PBA is unknown. NUEDEXTA Important Safety Information NUEDEXTA is indicated for the treatment of pseudobulbar affect (PBA). PBA occurs secondary to a variety of otherwise unrelated neurological conditions, and is characterized by involuntary, sudden, and frequent episodes of laughing and/or crying. PBA episodes typically occur out of proportion or incongruent to the underlying emotional state. Studies to support the effectiveness of NUEDEXTA were performed in patients with amyotrophic lateral sclerosis (ALS) and multiple sclerosis (MS). NUEDEXTA has not been shown to be safe and effective in other types of emotional lability that can commonly occur, for example, in Alzheimer’s disease and other dementias. NUEDEXTA and certain other medicines can interact, causing serious side effects. If you take certain drugs or have certain heart problems, NUEDEXTA may not be right for you. NUEDEXTA causes dose-dependent QTc prolongation. When initiating NUEDEXTA in patients at risk for QT prolongation and torsades de pointes, electrocardiographic (ECG) evaluation should be conducted at baseline and 3-4 hours after the first dose. The most common adverse reactions are diarrhea, dizziness, cough, vomiting, asthenia, peripheral edema, urinary tract infection, influenza, increased gamma-glutamyltransferase, and flatulence. NUEDEXTA may cause dizziness. These are not all the risks from use of NUEDEXTA. Please refer to full Prescribing Information at www.NUEDEXTA.com. AVP-923 is an investigational product and not FDA approved. AVP-825 is an investigational product and not FDA approved. AVP-786 is an investigational product and not FDA approved. 78

COMPANY CONTACT: Ian Clements, PhD IR & Corporate Communications iclements@avanir.com www.avanir.com www.nuedexta.com www.pbafacts.com [Graphic Appears Here] ©2013 Avanir Pharmaceuticals, Inc. All rights reserved. Avanir® and NUEDEXTA® are trademarks or registered trademarks of Avanir Pharmaceuticals, Inc. in the United States and other countries. All other trademarks are the property of their respective owners. The information herein is for informational purposes only and represents the current view of Avanir Pharmaceuticals, Inc. as of the date of this presentation. Avanir cannot guarantee the accuracy of any information provided after the date of this presentation. Avanir makes no warranties, express, implied or statutory, as to the information in this presentation.